EXHIBIT 32.2

                         MEDICAL MEDIA TELEVISION, INC.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WRITTEN STATEMENT OF THE CHIEF FINANCIAL OFFICER

      Solely for the purposes of complying with 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, I, Donald R. Mastropietro, the undersigned Chief Financial Officer of Medical Media Television, Inc. (the "Company"), hereby certify, based on my knowledge, that the Annual Report on Form 10-KSB of the Company for the year ended December 31, 2006 (the "Report") as filed with the Securities and Exchange Commission on the date hereof:

1. Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald R. Mastropietro
Donald R. Mastropietro
Treasurer, Chief Financial Officer and Director
April 17, 2007